Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	August 1, 2015	January 31, 2015	August 2, 2014
Assets
Current assets:
Cash and cash equivalents	$62,408	$38,044	$38,423
Accounts receivable, less allowance for uncollectible accounts of $1,719, $1,604 and $2,102	29,762	31,013	27,908
Merchandise inventories	636,692	656,957	659,547
Prepaid expenses	20,831	27,952	21,314
Other current assets	50,866	55,986	56,172
Assets held for disposal	2,466	2,648	2,647
Total current assets	803,025	812,600	806,011
Property and equipment, net of accumulated depreciation of $1,276,588, $1,251,797 and $1,254,126	587,805	604,380	623,285
Goodwill	32,869	32,869	56,794
Deferred income taxes	49,136	56,571	56,406
Other long-term assets	34,345	35,321	38,236
Total assets	$1,507,180	$1,541,741	$1,580,732

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$216,826	$227,132	$219,423
Trade payable program liability	134,356	140,904	137,214
Accrued expenses	210,689	226,176	224,399
Deferred income taxes	65,542	61,216	70,785
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	629,413	657,428	653,821

Long-term debt less current maturities	193,000	211,000	220,000
Other long-term liabilities	43,154	45,567	46,899
Deferred gain from asset sales	97,125	103,596	108,521
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,046 shares	68,557	68,557	68,557
Additional paid-in capital	296,750	298,299	297,924
Retained earnings	408,565	397,890	432,476
Accumulated other comprehensive income	(294)	(391)	213
Treasury stock, at cost - 14,576,481 shares; 14,988,205 shares and 15,265,028 shares	(229,090)	(240,205)	(247,679)
Total stockholders’ equity	544,488	524,150	551,491
Total liabilities and stockholders’ equity	$1,507,180	$1,541,741	$1,580,732

Supplemental balance sheet information:
Working capital	$173,612	$155,172	$152,190
Current ratio	1.28	1.24	1.23
Accounts payable to inventory ratio	55.2%	56.0%	54.1%
Total debt as a percent of total capitalization	26.4%	28.9%	28.7%
Debt as a percent of total capitalization, net	19.6%	25.0%	25.0%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	August 1, 2015			August 2, 2014			August 1, 2015			August 2, 2014
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$401,880	76.3		$400,931	76.3		$815,005	76.3		$812,837	76.4
Service revenue	124,666	23.7		124,842	23.7		253,802	23.7		251,758	23.6
Total revenues	526,546	100.0		525,773	100.0		1,068,807	100.0		1,064,595	100.0
Costs of merchandise sales	279,707	69.6		280,100	69.9		565,950	69.4		565,147	69.5
Costs of service revenue	119,267	95.7		121,376	97.2		241,518	95.2		242,024	96.1
Total costs of revenues	398,974	75.8		401,476	76.4		807,468	75.5		807,171	75.8
Gross profit from merchandise sales	122,173	30.4		120,831	30.1		249,055	30.6		247,690	30.5
Gross profit from service revenue	5,399	4.3		3,466	2.8		12,284	4.8		9,734	3.9
Total gross profit	127,572	24.2		124,297	23.6		261,339	24.5		257,424	24.2
Selling, general and administrative expenses	117,272	22.3		120,624	22.9		238,118	22.3		247,694	23.3
Net gain (loss) from dispositions of assets	267	0.1		(400)	(0.1)		485	—		(410)	—
Gain on sale from leasehold interest	—	—		—	—		10,000	0.9		—	—
Operating profit	10,567	2.0		3,273	0.6		33,706	3.2		9,320	0.9
Other income	334	0.1		316	0.1		706	0.1		758	0.1
Interest expense	(3,262)	(0.6)		(3,002)	(0.6)		(6,591)	(0.6)		(6,784)	(0.6)
Earnings from continuing operations before income taxes and discontinued operations	7,639	1.5		587	0.1		27,821	2.6		3,294	0.3
Income tax expense	(2,903)	(38.0	)(1)	(764)	(130.1	)(1)	(11,225)	(40.3	)(1)	(1,831)	(55.6	)(1)
Earnings (loss) from continuing operations before discontinued operations	4,736	0.9		(177)	—		16,596	1.6		1,463	0.1
Earnings (loss) from discontinued operations, net of tax	74	—		(96)	—		108	—		(125)	—
Net earnings (loss)	4,810	0.9		(273)	(0.1)		16,704	1.6		1,338	0.1

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.09			$—			$0.31			$0.03
Discontinued operations, net of tax	—			—			—			—
Basic earnings per share	$0.09			$—			$0.31			$0.03

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.09			$—			$0.31			$0.03
Discontinued operations, net of tax	—			—			—			—
Diluted earnings per share	$0.09			$—			$0.31			$0.03

Other comprehensive (loss) income:
Derivative financial instruments adjustment, net of tax	(49)			(128)			97			(166)
Other comprehensive (loss) income	(49)			(128)			97			(166)
Comprehensive income (loss)	$4,761			$(401)			$16,801			$1,172

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Twenty-six weeks ended	August 1, 2015	August 2, 2014

Cash flows from operating activities:
Net earnings	$16,704	$1,338
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net (earnings) loss from discontinued operations	(108)	125
Depreciation	33,195	36,346
Amortization of deferred gain from asset sales	(6,471)	(6,302)
Amortization of deferred financing costs	1,252	1,311
Stock compensation expense	2,267	1,799
Deferred income taxes	10,261	2,727
Net (gain) loss from dispositions of assets	(485)	410
Loss from asset impairment	2,476	3,839
Other	(554)	(79)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	14,675	12,572
Decrease in merchandise inventories	20,265	12,807
Decrease in accounts payable	(9,022)	(34,591)
Decrease in accrued expenses	(15,147)	(15,167)
Decrease in other long-term liabilities	(1,839)	(1,277)
Net cash provided by continuing operations	67,469	15,858
Net cash used in discontinued operations	(194)	(300)
Net cash provided by operating activities	67,275	15,558

Cash flows from investing activities:
Capital expenditures	(22,102)	(39,010)
Proceeds from dispositions of assets	2,066	35
Net cash used in investing activities	(20,036)	(38,975)

Cash flows from financing activities:
Borrowings under line of credit agreements	112,193	339,179
Payments under line of credit agreements	(129,193)	(317,679)
Borrowings on trade payable program liability	80,890	94,353
Payments on trade payable program liability	(87,438)	(86,940)
Debt payments	(1,000)	(1,000)
Proceeds from stock issuance	1,673	496
Net cash (used in) provided by financing activities	(22,875)	28,409
Net increase in cash and cash equivalents	24,364	4,992
Cash and cash equivalents at beginning of period	38,044	33,431
Cash and cash equivalents at end of period	$62,408	$38,423

Supplemental cash flow information:
Cash paid for income taxes	$940	$660
Cash received from income tax refunds	$—	$244
Cash paid for interest	$5,257	$5,584
Accrued purchases of property and equipment	$2,110	$3,537

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Twenty-six weeks ended
			August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014

(a)	Earnings (loss) from continuing operations before discontinued operations		$4,736	$(177)	$16,596	$1,463
	Earnings (loss) from discontinued operations, net of tax		74	(96)	108	(125)

	Net earnings (loss)		$4,810	$(273)	$16,704	$1,338

(b)	Basic average number of common shares outstanding during period		54,239	53,528	54,167	53,499

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		192	—	141	526

(c)	Diluted average number of common shares assumed outstanding during period		54,431	53,528	54,308	54,025

	Basic earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (b)	$0.09	$—	$0.31	$0.03
	Discontinued operations, net of tax		—	—	—	—
	Basic earnings per share		$0.09	$—	$0.31	$0.03

	Diluted earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (c)	$0.09	$—	$0.31	$0.03
	Discontinued operations, net of tax		—	—	—	—
	Diluted earnings per share		$0.09	$—	$0.31	$0.03

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	August 1, 2015	August 2, 2014	August 1, 2015	August 2, 2014

Capital expenditures	$9,835	$24,445	$22,102	$39,010
Depreciation	$16,301	$18,026	$33,195	$36,346
Non-operating income:
Net rental revenue	$277	$284	$581	$683
Investment income	52	46	112	93
Other income	5	(14)	13	(18)
Total	$334	$316	$706	$758

Comparable sales percentages:
Service	-0.4%	5.4%	0.5%	4.3%
Merchandise	0.5%	-3.8%	0.6%	-3.3%
Total	0.3%	-1.8%	0.6%	-1.6%

Total square feet of retail space (including service centers)			12,885,000	12,807,000

Store count
Supercenter			562	565
Service & Tire Center			234	228
Retail Only			5	6
Total			801	799

Sales and gross profit by line of business (A):
Service center revenue	$290,806	$288,302	$591,689	582,215
Retail sales	235,740	237,471	477,118	482,380
Total revenues	$526,546	$525,773	$1,068,807	$1,064,595

Gross profit from service center revenue, prior to impairment charge	$64,316	$62,063	$131,966	126,798
Service center revenue impairment charge	(605)	(1,379)	(1,356)	(2,335)
Gross profit from service center revenue	$63,711	$60,684	$130,610	$124,463

Gross profit from retail sales, prior to impairment charge	$64,934	$64,901	$131,847	134,464
Retail sales impairment charge	(1,073)	(1,288)	(1,118)	(1,503)
Gross profit from retail sales	$63,861	$63,613	$130,729	$132,961

Total gross profit	$127,572	$124,297	$261,339	$257,424

Comparable sales percentages by line of business (A):
Service center revenue	0.6%	-0.2%	1.2%	-0.6%
Retail sales	0.0%	-3.6%	-0.2%	-2.7%
Total revenues	0.3%	-1.8%	0.6%	-1.6%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	22.1%	21.5%	22.3%	21.8%
Impairment charge	(0.2)	(0.5)	(0.2)	(0.4)
Gross profit percentage from service center revenue	21.9%	21.0%	22.1%	21.4%

Gross profit percentage from retail sales, prior to impairment charge	27.5%	27.3%	27.6%	27.9%
Impairment charge	(0.5)	(0.5)	(0.2)	(0.3)
Gross profit percentage from retail sales	27.1%	26.8%	27.4%	27.6%

Total gross profit percentage	24.2%	23.6%	24.5%	24.2%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.